UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

THERMON GROUP HOLDINGS, INC. THERMON HOLDING CORP.
(Exact name of each Registrant as specified in its respective charter)

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Delaware	001-35159	27-2228185
Delaware	333-168915-05	26-0249310

100 Thermon Drive
San Marcos, Texas 78666
(Address of principal executive offices) (zip code)

(512) 396-5801
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2012 and in connection with the first anniversary of the listing date of the common stock of Thermon Group Holdings, Inc. (“TGH”) with the New York Stock Exchange (“NYSE”), that certain Amendment No. 2, dated as of May 4, 2012 (the “Securityholder Agreement Amendment No. 2”), to the Amended and Restated Securityholder Agreement, dated as of April 30, 2010 and amended as of May 10, 2011 (the “Securityholder Agreement”), among the TGH, CHS Private Equity V LP, CHS Associates V (together with CHS Private Equity V LP, “CHS”), Thompson Street Capital Partners II, L.P. (“TSCP”), and Crown Investment Series LLC—Series 4 (“Crown”) (and together with CHS and TSCP, the “Sponsors”), which provides for the removal of TSCP’s right to designate a nominee to TGH’s Board of Directors and the addition of TSCP’s right to appoint a non-voting observer to TGH’s Board of Directors, became effective. A copy of the Securityholder Agreement Amendment No. 2 is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 4, 2012, James A. Cooper resigned from the boards of directors of TGH and Thermon Holding Corp. (“THC”), and, together with TGH, the “Registrants.” Mr. Cooper is managing principal of TSCP, one of TGH’s private equity sponsors. Mr. Cooper’s resignation was pursuant to the Securityholder Agreement, entered into by the Sponsors, which required TSCP to remove its designated director prior to the first anniversary of the listing date of TGH’s common stock with the NYSE. Mr. Cooper’s resignation was not caused by any disagreement with the Registrants. Mr. Cooper will remain a non-voting observer of the boards of directors of the Registrants.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
10.1
Amendment No. 2 to Amended and Restated Securityholder Agreement, effective as of May 4, 2012, among Thermon Group Holdings, Inc., CHS Private Equity V LP, CHS Associates V, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2012	THERMON GROUP HOLDINGS, INC. THERMON HOLDING CORP.
	By:	/s/ Jay Peterson
Chief Financial Officer

Exhibit Index

Number	Description
10.1
Amendment No. 2 to Amended and Restated Securityholder Agreement, effective as of May 4, 2012, among Thermon Group Holdings, Inc., CHS Private Equity V LP, CHS Associates V, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4.